SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, DC  20549


                        ______________




                           FORM 8-K



                        CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934



                        ______________


                 Date of Report:  May 7, 1997
               (Date of earliest event reported)




                    DETECTION SYSTEMS, INC.
      (Exact Name of Registrant as Specified in Charter)




New York State                  0-8125               27-069690
(State or Other Jurisdiction (Commission         (IRS Employer
    of Incorporation)        File Number)  Identification No.)



        130 Perinton Parkway, Fairport, New York 14450
           (Address of Principal Executive Offices)



                        (716) 223-4060
     (Registrant's telephone number, including area code)
Item 5.  Other Events.

     On May 8, 1997, the registrant issued a press release relating to its acquisition of all of the stock of Digital Audio Limited from Numerex Corp., a copy of which is filed herewith as Exhibit 1-1. A copy of the Stock Purchase Agreement between the registrant and Numerex Corp. dated May 7, 1997 is filed herewith as Exhibit 2-1. The registrant intends to continue the business of Digital Audio Limited, a leading U.K. manufacturer of digital communicators and control equipment for the security, fire protection and access control markets.


                           EXHIBITS

          2.1 Stock Purchase Agreement, dated May 7, 1997, between the registrant and Numerex Corp., relating to the purchase of all of the issued and outstanding stock of Digital Audio Limited.

          4.1 Stock Purchase Agreement filed as Exhibit 1.1 hereto is incorporated by reference.

          99.1 Press Release dated May 8, 1997.


                          SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         DETECTION SYSTEMS, INC.

                         By:  /s/  Frank J. Ryan
                              Frank J. Ryan
                              Vice President, Secretary, Treasurer



Dated:  May 21, 1997